UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2006

PANDA ETHANOL, INC.

(Exact name of registrant as specified in its charter)

000-50282

Commission File Number

Nevada	33-0986282
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4100 Spring Valley, Suite 1002

Dallas, Texas 75244

(Address of principal executive offices, including Zip Code)

972.361.1200

Registrant’s telephone number, including area code:

Cirracor, Inc.

3375 Toopal Drive, Suite 101,

Oceanside, California 92054

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 6, 2006 and in connection with the closing of the Merger described in Item 2.01 below, the Company (as defined in Item 2.01 below) entered into a Registration Rights Agreement with Grove Panda Investments, LLC (“Grove Panda”), the former controlling stockholder of Cirracor, Inc. (“Cirracor”). The Registration Rights Agreement provides Grove Panda with the right to include shares of Company common stock held by Grove Panda in certain registration statements filed from time to time by the Company. Reference is made to the full text of the agreement attached to this report as Exhibit 4.4, and incorporated herein by reference for all purposes.

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 6, 2006, Panda Ethanol, Inc. (“Panda Ethanol”) merged (the “Merger”) with and into Cirracor pursuant to a Merger Agreement dated May 18, 2006. The surviving company of the Merger changed its name to “Panda Ethanol, Inc.” and is referred to herein as the “Company.” Reference is made to the disclosure described in Item 5.01 below, which is incorporated herein by reference for all purposes.

Item 3.02 Unregistered Sales of Equity Securities

Pursuant to the Merger, each outstanding share of common stock of Panda Ethanol was converted into the right to receive one share of Cirracor common stock with a total of 28,800,000 shares of Cirracor common stock issued for 28,800,000 shares of Panda Ethanol common stock. The Merger was conducted without general solicitation or advertising in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated under the Securities Act. There were 25 shareholders who exchanged their shares of Panda Ethanol for shares of Cirracor, all of whom were “accredited investors” as defined in Rule 501 of Regulation D.

Item 5.01 Changes in Control of Registrant

For further information relating to the Merger, reference is made to the disclosure described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “The Merger” beginning on page 42 and in the other sections of the proxy statement referenced elsewhere in this Item 5.01, which are incorporated herein by reference for all purposes.

Business

The business of the Company is described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Other Information Related to Panda Ethanol” beginning on page 68, and is incorporated herein by reference for all purposes.

As a public company, the Company will file with the Securities and Exchange Commission annual reports, quarterly reports and current reports on material events. The public may obtain any materials filed with the SEC at the SEC’s Public Reference room at 100 F Street, NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Further, the SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, which can be obtained at http://www.sec.gov. Annual reports, quarterly reports, current reports and amendments to those reports filed by the Company are expected to be available on the Company’s website at www.pandaethanol.com by the end of this year.

Risk Factors

The risks associated with the Company’s business are described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Risk Factors” beginning on page 16, and is incorporated herein by reference for all purposes.

Financial Information

Selected financial data of the Company is set forth in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Sections entitled “Selected Historical Financial Data of Panda Ethanol, Inc.” and “Selected Unaudited Pro Forma Condensed Consolidated Financial Data” beginning on pages 86 and 94, respectively, and are incorporated herein by reference for all purposes.

In addition, reference is made to the disclosure in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Panda Ethanol” beginning on page 87, and is incorporated herein by reference for all purposes.

The quantitative and qualitative disclosures about market risk of the Company are described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Quantitative and Qualitative Disclosure About Market Risk of Panda Ethanol” beginning on page 93, which is incorporated herein by reference for all purposes.

This information should be read in conjunction with the financial statements set forth in the Consolidated Financial Statements of Panda Ethanol, Inc. and Subsidiaries and Unaudited Pro Forma Condensed Consolidated Financial Statements beginning on pages F-21 and F-41 of the Definitive Proxy Statement.

Properties

The facilities of the Company are described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Other Information Related to Panda Ethanol – Facilities” beginning on page 76, and is incorporated herein by reference for all purposes.

Security Ownership of Certain Beneficial Owners and Management

The beneficial ownership of the Company’s common stock immediately after the consummation of the Merger is described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Security Ownership of Certain Beneficial Owners” beginning on page 102 and “Security Ownership of Executive Officers and Directors” beginning on page 104, and is incorporated herein by reference for all purposes.

Directors and Executive Officers

The directors and executive officers of the Company upon the consummation of the Merger Agreement are described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Directors and Executive Officers” beginning on page 95, and is incorporated herein by reference for all purposes.

Executive Compensation

The executive compensation of Cirracor’s executive officers is described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Directors and Executive Officers – Executive Compensation” beginning on page 101, and is incorporated herein by reference for all purposes.

Panda Ethanol was formed in May 2006 and had no Chief Executive Officer, other executive officers or employees during the fiscal year ended December 31, 2005. From May 2006 until October 1, 2006, Panda Energy International, Inc. (“Panda Energy”) and its affiliates provided all of Panda Ethanol’s managers, officers and individuals who performed services related to Panda Ethanol’s operations, management, marketing, project management, logistics and administration. Commencing on October 1, 2006, substantially all of these individuals became employees of Panda Ethanol.

Compensation of Directors

The historical and projected compensation of the Company’s directors is described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Directors and Executive Officers – Director Compensation” beginning on page 100, and is incorporated herein by reference for all purposes.

Employment contracts

Neither Cirracor nor Panda Ethanol had any employment contracts, termination of employment or change in control arrangements with any of its officers or directors. The Company will not have any employment contracts, termination of employment or change in control arrangements with any of its officers or directors following the Merger.

Compensation Committee

The compensation committee is described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Directors and Executive Officers – Compensation Committee” beginning on page 99, and is incorporated herein by reference for all purposes.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of Cirracor is set forth in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Certain Relationships and Related Transactions” beginning on page 105, and is incorporated herein by reference for all purposes.

Additionally, Panda Energy is the founder and largest stockholder of the Company, owning 46% of the Company’s outstanding stock immediately following the Merger. The Company is a party to several agreements with Panda Energy. These agreements are described below.

Transition Services Agreement

The Company is a party to a Transition Services Agreement, effective as of June 7, 2006 and as amended effective as of October 7, 2006, originally executed by Panda Ethanol and Panda Energy Management, LP (“PEM”). The Company by virtue of the Merger has succeeded to the agreements and obligations of Panda Ethanol under the Transition Services Agreement. PEM is a wholly owned subsidiary of Panda Energy. As used herein, Transition Services Agreement refers to the Transition Services Agreement as amended.

The Transition Services Agreement provides for the provision or coordination of certain administrative services by the Company to PEM (i) during a specified time period prior to the Merger which commenced on October 7, 2006 and ended on the effective date of the Merger (the “Transition Period”) and (ii) following the Merger. Prior to the commencement of the Transition Period, the Transition Services Agreement provides for the provision or coordination by PEM of certain services to the Company.

Services to be Provided. Commencing on October 6, 2006 and following the effective date of the Merger, Panda Ethanol or the Company is required to provide PEM with, or coordinate the provision to PEM of, various general administrative services, including tax, human resources, government reporting, accounting, employee heath and safety, financial (including cash management and insurance), general corporate, legal, development and facilities, corporate communications, corporate travel and provision of aircraft, and certain executive office functions services, and such other services as relevant or necessary or as PEM may reasonably request as relevant or necessary. The initial term of the Company services to be provided to PEM pursuant to the Transition Services Agreement ends on March 30, 2007. Prior to the commencement of the Transition Period, PEM provided certain similar services to Panda Ethanol (other than the executive office functions).

Charges for Services. All charges for services provided by Panda Ethanol during the Transition Period and following the effective date of the Merger are based on the allocable costs incurred by Panda Ethanol or the Company, as the case may be, for performing such services (including an allocable charge for overhead costs) or an allocable portion of the charges paid by Panda Ethanol or the Company, as the case may be, to a third party for performing such services.

Prior to the commencement of the Transition Period, PEM charged Panda Ethanol for similar services. The total amount paid by Panda Ethanol to PEM was $1.018 million for the month of August and $926,000 for the month of September. Amounts to be paid to PEM for October will be substantially less since following the commencement of the Transition Period the services have been provided by Panda Ethanol to PEM. All amounts owing to the Company will be invoiced and paid no later than thirty (30) days after the invoice date. All amounts are paid in United States dollars in the form of a check or wire transfer.

Audit Rights. Each of the parties has the right to audit and review any charges or invoices for PEM or Company services, and to be provided with reasonable access to information of the other party to enable them to review and audit the other party’s charges.

Limitation on Liability. Neither party has any liability with respect to its furnishing of services to the other party under the Transition Services Agreement: (i) except on account of its gross negligence or willful misconduct; (ii) for any punitive damages; or (iii) in excess of the amount of fees paid to it by the other party.

Indemnification. Each party agrees to indemnify and hold harmless the other party, its employees, agents, officers, directors, stockholders and affiliates from any and all claims, demands, complaints, liabilities, losses, damages and all costs and expenses (including legal fees) (collectively, “Damages”) arising from or relating to the use of any service provided under the Transition Services Agreement or any person using such service (including but not limited to Damages for injury or death to persons or damage to property) to the extent not arising from the willful misconduct, bad faith or negligence of the indemnified party.

Termination. The Transition Services Agreement may be terminated as follows:

•	upon the mutual written agreement of the parties;

•	by either of the parties for material breach of any of the terms hereof by the other party, if the breach is not remedied within 30 days after written notice of breach is delivered to the defaulting party;

•	by either party, upon written notice to the other party if PEM or the Panda Ethanol or the Company, becomes insolvent, makes an assignment for the benefit of creditors, or is placed in receivership, reorganization, liquidation or bankruptcy;

•	by PEM, upon written notice to Panda Ethanol or the Company, if, for any reason, the ownership or control of Panda Ethanol or the Company or any of the Panda Ethanol or the Company’s operations becomes vested in, or is made subject to the control or direction of, any direct competitor of PEM (other than pursuant to the Merger); or

•	by the Company, upon written notice to PEM, if for any reason, the ownership or control of PEM or any of PEM’s operations become vested in, or made subject to the control or direction of, any direct competitor of the Company.

Upon any such termination, each party is to be compensated for all services rendered to the date of termination in accordance with the provisions of the Transition Services Agreement.

The foregoing description of the Transition Services Agreement is qualified in its entirety by reference to Exhibits 10.3 and 10.4 hereto, which are incorporated herein by reference for all purposes.

Reimbursement Letter

The Company is a party to a letter agreement, dated as of June 7, 2006, originally executed by Panda Ethanol and Panda Energy. We refer to the letter agreement as the “Reimbursement Letter.” The Reimbursement Letter provides for reimbursement by Panda Ethanol of costs and expenses incurred by Panda Energy in connection with the development of Panda Ethanol’s ethanol production facilities.

In consideration for past financial support provided by Panda Energy, the Reimbursement Letter requires Panda Ethanol to reimburse Panda Energy for direct and indirect costs and expenses in excess of $13.0 million for services incurred by Panda Energy in connection with the following:

•	the negotiation, execution and delivery of (a) the Merger Agreement, dated as of May 18, 2006, by and among Panda Ethanol, Cirracor, Inc. and Grove Panda Investments, LLC, (b) the Securities Purchase Agreement, dated as of June 7, 2006, by and among Panda Ethanol, Inc. and certain purchasers of its securities, (c) the Registration Rights Agreement, dated as of June 7, 2006, by and among Panda Ethanol, Inc., Panda Energy International, Inc. and certain purchasers of its securities, and (d) any other documents or agreements entered into in connection with the transactions contemplated under the Securities Purchase Agreement; and

•	ethanol project development activities up to the date on which Panda Ethanol closed its senior debt and subordinated debt financing of its Hereford facility.

All such costs and expenses incurred after the date of execution of the definitive agreements relating to the senior and subordinated debt financing of the Hereford facility (the “Hereford Financing Date”) are paid on a monthly basis. All costs and expenses incurred prior to the Hereford Financing Date were accrued on a project-by-project basis and are due and payable for a particular project when the Company enters into definitive agreements relating to project debt or other appropriate financial arrangements for that particular project. In connection with the Hereford Financing, Panda Ethanol reimbursed Panda Energy the amount of $2.0 million for all amounts accrued in connection with the development of the Hereford facility in excess of Panda Energy’s $13.0 million capital commitment. The accrued costs and expenses that may be reimbursed for the projects other than the Hereford facility total approximately $4.3 million, subject to final audit, and are expected to be approximately allocated by facility as follows:

•	Haskell facility:	$1.2 million

•	Yuma facility:	$1.4 million

•	Sherman facility:	$0.4 million

•	Other facilities:	$1.3 million.

Under the Reimbursement Letter, Panda Ethanol was also required to pay and has paid a development fee in the amount of $3.5 million upon entering definitive agreements relating to the senior and subordinated debt financing of the Hereford facility.

Pursuant to the agreements described above, the Company has made payments, in excess of five percent of the Company’s consolidated gross revenues for its last full fiscal year, to Panda Energy and PEM for services received by the Company. The following directors of the Company serve as executive officer of, or own more than ten percent equity interest in, Panda Energy:

•	Robert W. Carter has served as Chairman of the Board and Chief Executive Officer of Panda Energy since 1995, and he owns 38% of Panda Energy’s outstanding shares; and

•	Todd W. Carter served as President of Panda Energy from July 2000 to December 2004 and as President of Panda Development Corporation, a division of Panda Energy from December 2004 to October 1, 2006.

The foregoing description of the Reimbursement Letter is qualified in its entirety by reference to Exhibit 10.5 hereto, which is incorporated herein by reference for all purposes.

Legal Proceedings

The legal proceedings of the Company are described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Other Information Related to Panda Ethanol – Legal Proceedings” beginning on page 81, and is incorporated herein by reference for all purposes.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Prior to the Merger, the Company common stock was available for quotation on the OTCBB under the trading symbol “CIRC.OB”. The Company expects to receive a new trading symbol after the Merger and the Company’s name change. The OTCBB is an electronic quotation medium for securities that are not listed on a national securities exchange such as the American Stock Exchange or the New York Stock Exchange. The market for such securities is extremely limited and the prices quoted are not a reliable indication of the value of the Company’s common stock. As of November 6, 2006, the Company’s common stock has never been traded.

As of November 6, 2006, 30,000,000 shares of the Company’s common stock were issued and outstanding and held by 35 record holders of the Company’s common stock.

There have been no cash dividends declared on the Cirracor common stock. Dividends are declared at the sole discretion of the Company’s board of directors. Each holder of the Company’s common stock is entitled to a pro rata share of cash distributions made to stockholders, including dividend payments. The holders of the Company’s common stock are entitled to receive dividends when, as and if declared by the Company’s board of directors from funds legally available therefore. In the event of the Company’s liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of the Company’s liabilities and after provision has been made for each class of stock, if any, having any preference in relation to the Company’s common stock. The Company intends to reinvest earnings to fund future growth. Accordingly, we do not anticipate that cash dividends will be paid on the Company’s common stock in the foreseeable future.

Recent Sales of Unregistered Securities

On May 1, 2006, Panda Ethanol issued 1,000 shares of common equity to Panda Energy. In return for all of its ethanol interests and activities, Panda Energy received 1,000 shares of Panda Ethanol stock. The issuance did not involve any public offering, was conducted in reliance upon Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and was conducted without general solicitation or advertising. The shares were offered and issued to only one investor, who is an “accredited investor” as defined in Rule 501 of Regulation D.

On June 7, 2006, Panda Ethanol completed a private placement of approximately 14.9 million shares of common equity at $6.01 per share, for a total gross proceeds of approximately $90 million. The shares were issued to institutional and accredited investors. The private placement was conducted in reliance upon Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act. The private placement was conducted without general solicitation or advertising. There were 25 purchasers in the private placement, all of whom were “accredited investors” as defined in Rule 501 of Regulation D. A Form D Notice of Sale of Securities Pursuant to Regulation D was filed with the Securities and Exchange Commission on June 7, 2006.

On November 6, 2006, the Merger was consummated. Pursuant to the Merger, each outstanding share of common stock of Panda Ethanol was converted into the right to receive one share of Cirracor common stock with a total of 28,800,000 shares of Cirracor common stock issued for 28,800,000 shares of Panda Ethanol common stock. The Merger did not involve any public offering and was conducted in reliance upon Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated under the Securities Act. The merger was conducted without general solicitation or advertising. There were 25 shareholders who exchanged their shares of Panda Ethanol for shares of Cirracor, all of whom were “accredited investors” as defined in Rule 501 of Regulation D.

Description of Registrant’s Securities to be Registered

The Company is authorized to issue two hundred fifty million (250,000,000) shares of $.001 par value common stock and one hundred million (100,000,000) shares of $.001 par value preferred stock.

Each stockholder of the Company’s common stock is entitled to a pro rata share of cash distributions made to stockholders, including dividend payments. The holders of the Company’s common stock are entitled to one vote for each share of record on all matters to be voted on by stockholders. The Company’s bylaws provide that shareholders may take action at a meeting at which a quorum exists at which the affirmative votes cast exceed the opposing votes cast. There is no cumulative voting with respect to the election of directors or any other matter. Therefore, the holders of more than 50% of the shares voted for the election of those directors can elect all of the directors.

The holders of the Company common stock are entitled to receive dividends when, as and if declared by the board of directors from funds legally available therefore. Cash dividends are at the sole discretion of the board of directors. In the event of the Company’s liquidation, dissolution or winding up, the holders of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of the Company’s liabilities and after provision has been made for each class of stock, if any, having any preference in relation to the Company’s common stock. Holders of shares of the Company’s common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

The Company has never declared or paid a cash dividend on its capital stock. The Company does not expect to pay cash dividends on the common stock in the foreseeable future. The Company currently intends to retain its earnings, if any, for use in its business. Any dividends declared in the future will be at the discretion of the board of directors and subject to any restrictions that may be imposed by any lenders.

Indemnification of Directors and Officer

Nevada General Corporation Law provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

In addition, Nevada corporation law provides that to the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys’ fees, actually and reasonably incurred by him in connection with the defense.

The Company’s Amended and Restated Articles of Incorporation limit the personal liability of its directors and officers from damages for a breach of fiduciary duty unless it is proven that a director’s or officer’s act involved intentional misconduct, fraud, or a knowing violation of law.

The Company’s Amended and Restated Articles of Incorporation and Amended and Restated Bylaws further authorize the board of directors to indemnify its directors, officers, employees or agents to the fullest extent permitted by Nevada General Corporation Law. In addition, the Company has an insurance policy covering the officers and directors of the Company with respect to certain liabilities, including liabilities arising under the Securities Act or otherwise.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the financial statements and supplementary data of the Company.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in, or disagreements with, our accountants since the Company’s formation that are required to be disclosed pursuant to Item 304 of Regulation S-K.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning financial statements and exhibits.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 5, 2006, Reed Fisher resigned as a director, and all positions as an officer of Cirracor, including President, effective upon the consummation of the Merger of Panda Ethanol with and into Cirracor on November 6, 2006. Mr. Fisher’s resignation is not due to a disagreement with the Company regarding any matter relating to the Company’s operations, policies or practices.

By resolution on November 5, 2006, the board of directors appointed the following executive officers to serve in their respective positions effective upon the consummation of the Merger:

Todd W. Carter	Chief Executive Officer and President
L. Stephen Rizzieri	Chief Legal Officer, General Counsel and Secretary
Michael Trentel	Chief Financial Officer and Treasurer
Darol Lindloff	Chief Operating Officer
Ralph Killian	Senior Vice President – Development
Robert K. Simmons	Senior Vice President – Finance

The identification, family relationships and business experience of the executive officers are described in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Section entitled “Directors and Executive Officers” beginning on page 95, which is incorporated herein by reference for all purposes. There are no employment agreements between the Company and any of its officers.

By resolution on November 5, 2006, the board of directors increased the size of the board and appointed the following directors to fill the new vacancies effective upon the consummation of the Merger:

Robert W. Carter
Todd W. Carter
G. Michael Boswell
Donnell Brown
Stanford C. Stoddard

Other than as set forth above, there are no arrangements or understandings between any of the above directors and any other persons pursuant to which the above directors were selected as a director. G. Michael Boswell and Donnell Brown serve on the Company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee.

Further reference is made to the disclosure set forth under Item 5.01 of this Current Report on Form 8-K concerning transactions with management of the Company.

On November 7, 2006, Stanford C. Stoddard resigned from his position as a director. Mr. Stoddard’s resignation was due to personal reasons and was not due to a disagreement with the Company regarding any matter relating to the Company’s operations, policies or practices. Although it was anticipated that Mr. Stoddard would have served on the Company’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, he was never elected to such positions.

Item 5.06 Change in Shell Company Status

The material terms of the transaction by which Panda Ethanol merged with and into Cirracor are described in Item 5.01 above, which is incorporated herein by reference for all purposes.

Item 8.01 Other Events

On November 7, 2006 the Company issued a press release announcing, among other things, the consummation of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference for all purposes.

Item 9.01 Financial Statements and Exhibits

Financial Statements

The financial statements and selected financial information of the Company are set forth in the Definitive Proxy Statement (No. 000-50282), dated October 25, 2006, in the Sections entitled “Selected Historical Financial Data of Panda Ethanol, Inc.,” “Selected Unaudited Pro Forma Condensed Consolidated Financial Data,” Consolidated Financial Statements of Panda Ethanol, Inc. and Subsidiaries and Unaudited Pro Forma Condensed Consolidated Financial Statements beginning on pages 86, 94, F-21 and F-41, respectively, and are incorporated herein by reference for all purposes.

Exhibits

Exhibit	Description
2.1	Agreement and Plan of Merger dated May 18, 2006, by and among Cirracor, Inc., Panda Ethanol, Inc., and Grove Panda Investments, LLC.

2.2	First Amendment to Agreement and Plan of Merger dated June 7, 2006, by and among Cirracor, Inc., Panda Ethanol, Inc., and Grove Panda Investments, LLC.

3.1	Amended and Restated Articles of Incorporation.

3.2	Amended and Restated Bylaws of Panda Ethanol, Inc.

4.1	Amended and Restated Articles of Incorporation (Included as Exhibit 3.1 to this Current Report on Form 8-K).

4.2	Amended and Restated Bylaws of Panda Ethanol, Inc. (Included as Exhibit 3.2 to this Current Report on Form 8-K).

4.3	Registration Rights Agreement, dated as of June 7, 2006, by and among Panda Ethanol, Inc., Panda Energy International, Inc. and the purchasers named therein.

4.4	Registration Rights Agreement, dated as of November 6, 2006, by and among Panda Ethanol, Inc. and Grove Panda Investments, LLC.

10.1	Financing Agreement, dated as of July 28, 2006 by and among Panda Hereford Ethanol, L.P., Societe Generale and the lenders named therein.

10.2	Indenture of Trust, dated as of as of July 1, 2006, by and between Red River Authority of Texas and The Bank of New York Trust Company.

10.3	Transition Services Agreement dated as of June 7, 2006 between Panda Energy Management, L.P. and Panda Ethanol, Inc.

10.4	First Amendment to Transition Services Agreement, dated as of October 7, 2006 between Panda Energy Management, L.P. and Panda Ethanol Management, LLC.

10.5	Letter Agreement for Reimbursement dated June 7, 2006, by and between Panda Ethanol, Inc. and Panda Energy International, Inc.

10.6	The Panda Ethanol, Inc. 2006 Amended and Restated Long-Term Incentive Plan, dated as of June 7, 2006.

10.7	Registration Rights Agreement, dated as of June 7, 2006, by and among Panda Ethanol, Inc. and the purchasers named therein (Included as Exhibit 4.3 to this Current Report on Form 8-K).

10.8	Registration Rights Agreement, dated as of November 6, 2006, by and among Panda Ethanol, Inc. and Grove Panda Investments, LLC (Included as Exhibit 4.4 to this Current Report on Form 8-K).

10.9	Industry Track Agreement, dated as of June 6, 2006 by and between BNSF Railway Company and Panda Hereford Ethanol, L.P.

10.10	Turnkey Engineering, Procurement and Construction Agreement for Ethanol Production Facility dated as of October 15, 2005, by and between Panda Hereford Ethanol, LP and Lurgi PSI, Inc.

10.11	Ethanol Marketing Agreement dated as of October 13, 2005, by and between Aventine Renewable Energy, Inc. and Panda Hereford Ethanol, L.P.

10.12	Subordinated Debt Financing Agreement, dated as of July 28, 2006 by and between Panda Hereford Ethanol, L.P. and *****.

21.1	Subsidiaries of Panda Ethanol, Inc.

99.1	Press Release dated November 7, 2006.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY PANDA ETHANOL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANDA ETHANOL, INC.

By:	/S/ TODD W. CARTER
Name:	Todd W. Carter
Title:	Chief Executive Officer

Date: November 13, 2006

EXHIBIT INDEX

Exhibit	Description
2.1	Agreement and Plan of Merger dated May 18, 2006, by and among Cirracor, Inc., Panda Ethanol, Inc., and Grove Panda Investments, LLC.

2.2	First Amendment to Agreement and Plan of Merger dated June 7, 2006, by and among Cirracor, Inc., Panda Ethanol, Inc., and Grove Panda Investments, LLC.

3.1	Amended and Restated Articles of Incorporation.

3.2	Amended and Restated Bylaws of Panda Ethanol, Inc.

4.1	Amended and Restated Articles of Incorporation (Included as Exhibit 3.1 to this Current Report on Form 8-K).

4.2	Amended and Restated Bylaws of Panda Ethanol, Inc. (Included as Exhibit 3.2 to this Current Report on Form 8-K).

4.3	Registration Rights Agreement, dated as of June 7, 2006, by and among Panda Ethanol, Inc., Panda Energy International, Inc. and the purchasers named therein.

4.4	Registration Rights Agreement, dated as of November 6, 2006, by and among Panda Ethanol, Inc. and Grove Panda Investments, LLC.

10.1	Financing Agreement, dated as of July 28, 2006 by and among Panda Hereford Ethanol, L.P., Societe Generale and the lenders named therein.

10.2	Indenture of Trust, dated as of as of July 1, 2006, by and between Red River Authority of Texas and The Bank of New York Trust Company.

10.3	Transition Services Agreement dated as of June 7, 2006 between Panda Energy Management, L.P. and Panda Ethanol, Inc.

10.4	First Amendment to Transition Services Agreement, dated as of October 7, 2006 between Panda Energy Management, L.P. and Panda Ethanol Management, LLC.

10.5	Letter Agreement for Reimbursement dated June 7, 2006, by and between Panda Ethanol, Inc. and Panda Energy International, Inc.

10.6	The Panda Ethanol, Inc. 2006 Amended and Restated Long-Term Incentive Plan, dated as of June 7, 2006.

10.7	Registration Rights Agreement, dated as of June 7, 2006, by and among Panda Ethanol, Inc. and the purchasers named therein (Included as Exhibit 4.3 to this Current Report on Form 8-K).

10.8	Registration Rights Agreement, dated as of November 6, 2006, by and among Panda Ethanol, Inc. and Grove Panda Investments, LLC (Included as Exhibit 4.4 to this Current Report on Form 8-K).

10.9	Industry Track Agreement, dated as of June 6, 2006 by and between BNSF Railway Company and Panda Hereford Ethanol, L.P.

10.10	Turnkey Engineering, Procurement and Construction Agreement for Ethanol Production Facility dated as of October 15, 2005, by and between Panda Hereford Ethanol, LP and Lurgi PSI, Inc.

10.11	Ethanol Marketing Agreement dated as of October 13, 2005, by and between Aventine Renewable Energy, Inc. and Panda Hereford Ethanol, L.P.

10.12	Subordinated Debt Financing Agreement, dated as of July 28, 2006 by and between Panda Hereford Ethanol, L.P. and *****.

21.1	Subsidiaries of Panda Ethanol, Inc.

99.1	Press Release dated November 7, 2006.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED BY PANDA ETHANOL, INC. FOR CERTAIN PORTIONS OF THIS DOCUMENT. CONFIDENTIAL PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS AGREEMENT WITH “*****”.